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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
September 19, 1995


SYNTHETECH, INC.
(Exact name of registrant as specified in its charter)

   Oregon                   0-12992        84-0845771
(State or other jurisdiction  (Commission    (I.R.S. Employer
of incorporation or organization)   File Number)   Identification No.)

1290 Industrial Way, Albany, Oregon        97321
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(503) 967-6575





















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Item 5     Other Events

	The Press Release attached as Exhibit A hereto is incorporated by reference herein.
















































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SIGNATURES



In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




							SYNTHETECH, INC.
							  (Registrant)



Date:  September 19, 1995          /s/  M. Sreenivasan
                            							M. Sreenivasan
			  				                          President & C.E.O.



Date:  September 19, 1995         	/s/  Charles B. Williams
                                   Charles B. Williams
							                            Vice President, Finance
							                            and Administration,
							                            Chief Accounting Officer